POWER OF ATTORNEY

                 WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             GLENBROOK VALUE RESERVE


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                               April 4, 2000


                               /s/ THOMAS J. WILSON, II
                               ---------------------------
                               Thomas J. Wilson, II
                               President, Chief Operating Officer,
                               (Principal Executive Officer) and Director

                                POWER OF ATTORNEY

                 WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             GLENBROOK VALUE RESERVE

         Know all men by these presents that Michael J. Velotta whose signature appears below, constitutes and appoints Thomas J. Wilson, II his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                          April 4, 2000



                                          /s/ MICHAEL J. VELOTTA
                                          ---------------------------
                                          Michael J. Velotta
                                          Vice President, Secretary,
                                          General Counsel and Director

                                POWER OF ATTORNEY

                 WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             GLENBROOK VALUE RESERVE


         Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, her attorney-in-fact, with power of substitution in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                         April 4, 2000



                                         /s/ SARAH R. DONAHUE
                                         --------------------
                                         Sarah R. Donahue
                                         Assistant Vice President and Director

                                POWER OF ATTORNEY

                 WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             GLENBROOK VALUE RESERVE


         Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 4, 2000



                                     /s/ BRENT H. HAMANN
                                     --------------------
                                     Brent H. Hamann
                                     Director

                                POWER OF ATTORNEY

                 WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             GLENBROOK VALUE RESERVE


         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    April 4, 2000



                                    /s/ JOHN R. HUNTER
                                    --------------------
                                    John R. Hunter
                                    Vice President and Director

                                POWER OF ATTORNEY

                 WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             GLENBROOK VALUE RESERVE


         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                           April 4, 2000



                           /s/ TIMOTHY N. VANDER PAS
                           ---------------------------
                           Timothy N. Vander Pas
                           Assistant Vice President and  Director

                                POWER OF ATTORNEY

                 WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             GLENBROOK VALUE RESERVE


         Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                 April 4, 2000



                                 /s/ G. CRAIG WHITEHEAD
                                 ---------------------------
                                 G. Craig Whitehead
                                 Assistant Vice President and Director

                                POWER OF ATTORNEY

                 WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             GLENBROOK VALUE RESERVE


         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                     April 4, 2000



                                     /s/KEVIN R. SLAWIN
                                     ----------------------
                                     Kevin R. Slawin
                                     Vice President and Director

                                POWER OF ATTORNEY

                 WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                                  (REGISTRANT)

                             GLENBROOK VALUE RESERVE


         Know all men by these presents that Samuel L. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Form S-3 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Separate Account A Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                  April 4, 2000



                                  /s/ SAMUEL L. PILCH
                                  --------------------
                                  Samuel L. Pilch
                                  Controller (Principal Accounting Officer)